HIIQ Announces the Proposed Addition of Two New Independent Directors

Apr 12, 2019

TAMPA, Fla., April 12, 2019 (GLOBE NEWSWIRE) — Health Insurance Innovations, Inc. (NASDAQ:HIIQ), a leading cloud-based technology platform and distributor of affordable health insurance, life insurance and supplemental plans, today announced that its Board of Directors will ask shareholders to approve the election of two new independent director nominees, Peggy B. Scott and Ellen M. Duffield, at the company’s annual meeting of stockholders to be held on May 14, 2019.

Ms. Scott is an advisor to innovative health care and technology companies and is a former executive with CEO/CFO/Chief Strategy Officer experience spanning major health insurers and providers in domestic and international markets, including Latin American markets and financial services. Ms. Scott served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Blue Cross Blue Shield (BCBS) of Louisiana and concurrently as Chief Strategy Officer, where she oversaw rapid product expansion in diverse health insurance products, including Affordable Care Act (ACA) and non-ACA plans, Over-65, Group Health, Life and other ancillary and supplemental products, and guided new risk-based delivery and payment models. Ms. Scott also held senior operations and financial executive positions in U.S. and International companies, including Novant Health, Pan-American and General Health, where she led transformations, growth strategies, and operations across 42 U.S. states and seven Latin American countries, and was an office Managing Partner with Deloitte. Ms. Scott is the Board Chair of CLECO Corporate Holdings, LLC and served as its Interim Chief Executive Officer.

Ms. Duffield is the Chief Operating Officer of Gateway Health Plan, a nationally ranked managed care organization serving Medicaid and Medicare populations. Ms. Duffield previously served as the President and Chief Executive Officer of DST Health Solutions (DST), a subsidiary of SS&C Inc., a full-service business process outsourcer serving over 180 health plans, integrated delivery networks and third-party administrators. Ms. Duffield also served as President of Visiant Health Solutions, a division of Blue Cross Blue Shield of Michigan, providing cloud-based technology and automation solutions for Medicare, Medicare Advantage, Medicaid and ACO programs. Ms. Duffield held executive positions at CatamaranRx, now known as OptumRx, a subsidiary of UnitedHealth Group, serving as Chief Compliance Officer and Senior Vice President of Government Programs. Ms. Duffield held executive positions at large health insurance plans including Independence Blue Cross, UnitedHealth Group and Anthem, with responsibilities for Medicare and Medicare Advantage plans, Managed Care Organizations, Medicare Supplemental plans and Medicare Part D operations.

“We are delighted to have nominated Ms. Scott and Ms. Duffield to serve as directors, and we fully endorse their election by our stockholders,” said Paul Gabos, Chairman of the Board. “Peggy Scott brings to our Board deep executive leadership experience in U.S. and international health care markets with companies undergoing rapid growth and transformational market changes. Ellen Duffield brings to our Board a broad range of executive experience in health insurance and healthcare information technology, including business development, compliance, government programs, pharmacy and health plan operations. Peggy and Ellen are each nationally recognized business leaders with successful records of strategic transformation, business growth and execution of diversification strategies centered on new products, operational capabilities and compliant infrastructures.”

Gavin Southwell, Health Insurance Innovations’ President and CEO, added, “The addition of Peggy Scott and Ellen Duffield to our Board of Directors will deepen and accelerate our understanding of the over-65 markets, including Medicare Advantage, Medicare supplemental and other ancillary insurance products, and U.S. Spanish-speaking markets while helping strengthen our regulatory compliance and customer satisfaction efforts. We are fortunate to add such high-caliber individuals to our Board as the company broadens its product portfolio and continues to drive innovation in the design and delivery of affordable health and life insurance products.”

In connection with the nominations of Ms. Scott and Ms. Duffield, the size of HIIQ’s Board of Directors will increase from seven members to eight members. HIIQ’s existing directors will each be re-nominated for election to the Board of Directors at the annual meeting of stockholders, other than Michael Kosloske, who has declined to stand for reelection.

About Health Insurance Innovations, Inc. (HIIQ)

Health Insurance Innovations, Inc. (HIIQ) is a market leading cloud-based technology platform and distributor of innovative health insurance products that are affordable and meet the needs of health insurance plan consumers. HIIQ helps develop insurance products through our relationships with best-in-class insurance companies and markets them via its broad distribution network of third-party licensed insurance agents across the nation, its call center network and its unique online capability. Additional information about HIIQ can be found at HIIQ.com. HIIQ’s Consumer Division includes AgileHealthInsurance.com, a website for researching, comparing and purchasing insurance products online, and HealthPocket.com, a free website that compares and ranks all health insurance plans and uses objective data to publish unbiased health insurance market analyses and other consumer advocacy research.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans and projections regarding, among other things, new markets, products, services, growth strategies, anticipated trends in our business and anticipated changes and developments in the United States health insurance system and laws. Forward-looking statements are based on HIIQ’s current assumptions, expectations and beliefs are generally identifiable by use of words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or similar expressions and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. These risks and uncertainties include, among other things, our ability to maintain relationships and develop new relationships with health insurance carriers and distributors, our ability to retain members on our platform, the demand for products offered through our platform, state regulatory oversight and examinations of us and our carriers and distributors, legal and regulatory compliance by our carriers and distributors, the amount of commissions paid to us or changes in health insurance plan pricing practices, competition, changes and developments in the United States health insurance system and laws, and HIIQ’s ability to adapt to them, the ability to maintain and enhance our name recognition, difficulties arising from acquisitions or other strategic transactions, and our ability to build the necessary infrastructure and processes to maintain effective controls over financial reporting. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are discussed in HIIQ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) as well as other documents that may be filed by HIIQ from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. You should not rely on any forward-looking statement as representing our views in the future. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contact:

Health Insurance Innovations, Inc.:

Michael Hershberger

Chief Financial Officer

(813) 397-1187

mhershberger@hiiq.com